CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – ARM Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  Approximately 39.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	3,697
Total Outstanding Loan Balance	$816,251,992*	Min	Max
Average Loan Current Balance	$220,788	$4,176	$997,377
Weighted Average Original LTV	79.6%
Weighted Average Coupon	7.08%	4.75%	14.58%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	0.00%
Weighted Average Margin	6.13%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	630
Weighted Average Age (Months)	3
% First Liens	100.0%
% Second Liens	0.0%
% Arms	100.0%
% Fixed	0.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$818,000,000] of the total [$900,000,000] collateral shall consist of adjustable rate mortgages.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	4	1,237,832	0.2	4.94	80.6	675
5.01 - 5.50	69	20,536,661	2.5	5.35	76.1	672
5.51 - 6.00	268	76,956,220	9.4	5.84	77.2	651
6.01 - 6.50	524	137,070,156	16.8	6.34	77.5	649
6.51 - 7.00	863	209,668,908	25.7	6.80	79.5	641
7.01 - 7.50	658	146,287,466	17.9	7.29	80.1	625
7.51 - 8.00	588	119,064,305	14.6	7.78	81.8	614
8.01 - 8.50	274	44,944,604	5.5	8.29	82.4	591
8.51 - 9.00	218	34,737,046	4.3	8.74	82.9	590
9.01 - 9.50	87	11,886,464	1.5	9.26	81.0	565
9.51 - 10.00	58	6,577,929	0.8	9.77	75.3	566
10.01 - 10.50	27	2,260,018	0.3	10.27	80.0	555
10.51 - 11.00	25	3,046,990	0.4	10.75	74.8	534
11.01 - 11.50	14	969,964	0.1	11.26	81.3	598
11.51 - 12.00	5	285,483	0.0	11.86	75.4	528
12.01 - 12.50	5	264,964	0.0	12.40	68.0	550
12.51 - 13.00	5	272,744	0.0	12.87	72.2	528
13.51 - 14.00	1	31,422	0.0	13.75	80.0	570
14.01 - 14.50	3	128,379	0.0	14.17	63.2	589
14.51 - 14.58	1	24,437	0.0	14.58	80.0	636
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
460 - 475	5	414,108	0.1	10.72	80.8	466
476 - 500	12	1,360,960	0.2	10.20	71.3	493
501 - 525	129	23,886,728	2.9	8.47	75.3	513
526 - 550	182	39,292,845	4.8	7.98	76.4	538
551 - 575	311	63,681,161	7.8	7.51	77.6	564
576 - 600	534	100,448,416	12.3	7.40	80.3	588
601 - 625	744	155,034,185	19.0	7.06	79.8	612
626 - 650	668	151,299,659	18.5	6.87	80.1	638
651 - 675	516	126,272,699	15.5	6.75	80.2	662
676 - 700	272	72,411,703	8.9	6.77	79.9	687
701 - 725	152	39,132,209	4.8	6.72	80.0	711
726 - 750	92	23,501,169	2.9	6.75	80.7	737
751 - 775	52	12,983,131	1.6	6.65	81.8	761
776 - 800	27	6,357,687	0.8	6.70	79.5	786
801 - 802	1	175,332	0.0	6.20	90.0	802
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
4,176 - 50,000	41	1,606,928	0.2	10.42	70.4	606
50,001 - 100,000	587	45,854,437	5.6	8.00	79.8	614
100,001 - 150,000	770	95,297,652	11.7	7.46	79.9	618
150,001 - 200,000	612	107,022,329	13.1	7.23	78.8	619
200,001 - 250,000	466	105,190,950	12.9	7.07	78.6	626
250,001 - 300,000	369	101,030,704	12.4	6.91	78.8	631
300,001 - 350,000	261	84,715,765	10.4	6.82	80.2	637
350,001 - 400,000	200	74,932,092	9.2	6.81	80.5	638
400,001 - 450,000	135	57,560,729	7.1	6.74	80.3	644
450,001 - 500,000	99	47,489,197	5.8	6.99	80.8	636
500,001 - 550,000	50	26,124,440	3.2	6.78	81.0	638
550,001 - 600,000	42	24,098,980	3.0	7.04	82.4	635
600,001 - 650,000	29	18,141,807	2.2	6.93	80.3	646
650,001 - 700,000	13	8,754,768	1.1	6.81	80.5	629
700,001 - 750,000	13	9,575,790	1.2	7.10	75.4	663
750,001 - 800,000	2	1,584,925	0.2	6.50	80.0	682
800,001 - 850,000	2	1,672,707	0.2	6.75	71.3	670
850,001 - 900,000	3	2,627,149	0.3	7.74	71.2	637
950,001 - 997,377	3	2,970,642	0.4	7.48	68.8	664
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
22.95 - 50.00	76	11,829,695	1.4	7.43	42.6	594
50.01 - 55.00	44	8,994,590	1.1	6.93	53.1	605
55.01 - 60.00	67	13,186,800	1.6	7.12	58.0	612
60.01 - 65.00	109	26,980,916	3.3	6.84	63.4	619
65.01 - 70.00	187	43,877,469	5.4	7.08	68.9	612
70.01 - 75.00	259	58,661,651	7.2	7.02	74.0	609
75.01 - 80.00	1,938	426,795,074	52.3	6.88	79.8	642
80.01 - 85.00	311	73,674,517	9.0	7.45	84.4	608
85.01 - 90.00	545	120,495,146	14.8	7.44	89.6	624
90.01 - 95.00	97	21,396,782	2.6	7.63	94.7	641
95.01 - 100.00	64	10,359,351	1.3	8.16	99.9	657
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	647	140,280,857	17.2	7.46	80.3	629
0.50	20	2,377,984	0.3	7.25	84.3	630
1.00	237	69,287,263	8.5	7.09	79.7	635
2.00	2,355	518,986,131	63.6	6.99	79.5	629
3.00	423	84,006,634	10.3	7.02	78.9	633
5.00	15	1,313,122	0.2	10.41	77.9	560
Total:	3,697	816,251,992	100	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,261	451,337,492	55.3	6.97	80.1	619
Reduced	464	116,301,321	14.2	7.28	81.2	648
No Income/ No Asset	22	3,469,265	0.4	8.28	70.4	641
Stated Income / Stated Assets	950	245,143,914	30.0	7.19	78.0	642
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,401	758,117,404	92.9	7.05	79.4	629
Second Home	33	7,464,380	0.9	7.26	84.4	647
Investor	263	50,670,207	6.2	7.64	81.1	648
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	970	320,337,751	39.2	6.75	77.7	638
Florida	466	87,196,289	10.7	7.38	80.6	626
Arizona	190	33,002,561	4.0	7.16	79.5	628
Illinois	160	31,502,099	3.9	7.38	81.4	613
New York	98	29,647,363	3.6	7.11	81.2	644
Maryland	109	27,986,083	3.4	7.06	80.7	616
Nevada	113	27,925,148	3.4	7.14	79.2	620
Virginia	89	23,158,035	2.8	7.29	81.3	622
Washington	108	21,196,599	2.6	6.93	79.4	632
New Jersey	72	21,141,148	2.6	7.37	80.5	627
Colorado	96	17,312,282	2.1	6.93	80.7	635
Oregon	94	16,921,009	2.1	7.10	80.0	635
Georgia	111	15,712,109	1.9	7.44	83.5	617
Texas	87	12,331,625	1.5	7.77	82.3	625
Michigan	100	11,476,470	1.4	7.85	81.0	608
Other	834	119,405,421	14.6	7.42	81.2	624
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,874	387,056,944	47.4	7.11	81.7	649
Refinance - Rate Term	105	20,703,763	2.5	7.31	77.7	606
Refinance - Cashout	1,718	408,491,285	50.0	7.05	77.7	613
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	15	3,780,652	0.5	7.27	82.5	616
Arm 2/28	3,065	675,616,018	82.8	7.10	79.8	630
Arm 2/28 - Balloon 40/30	254	63,264,641	7.8	6.81	78.8	617
Arm 3/27	301	57,769,174	7.1	7.24	78.9	638
Arm 3/27 - Balloon 40/30	8	1,788,699	0.2	7.13	80.0	627
Arm 5/25	45	11,686,859	1.4	6.79	76.3	658
Arm 6 Month	9	2,345,948	0.3	6.86	71.8	642
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	2,954	642,236,505	78.7	7.07	79.5	628
PUD	306	73,800,232	9.0	6.98	79.9	635
Condo	247	49,735,500	6.1	7.21	80.9	638
2 Family	141	37,456,406	4.6	7.09	79.4	647
3-4 Family	45	12,648,125	1.5	7.58	78.0	633
Manufactured Housing	4	375,224	0.0	10.80	76.9	579
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	36	8,076,137	1.0	7.01	80.9	658
4.01 - 4.50	72	17,676,359	2.2	6.38	78.9	643
4.51 - 5.00	154	41,968,546	5.1	6.05	79.1	658
5.01 - 5.50	379	89,873,027	11.0	6.45	78.9	646
5.51 - 6.00	1,096	264,674,088	32.4	6.83	79.1	638
6.01 - 6.50	633	133,028,385	16.3	7.12	80.6	633
6.51 - 7.00	980	209,153,713	25.6	7.65	79.7	609
7.01 - 7.50	199	32,074,831	3.9	7.93	80.7	614
7.51 - 8.00	95	13,397,965	1.6	8.52	80.6	591
8.01 - 8.50	32	4,523,450	0.6	8.85	84.6	595
8.51 - 9.25	21	1,805,491	0.2	9.78	78.7	613
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	62	6,066,435	0.7	9.91	74.4	585
4 - 6	34	3,600,356	0.4	9.13	76.2	614
7 - 9	3	434,938	0.1	8.62	90.4	581
10 - 12	13	3,447,352	0.4	7.14	81.9	621
13 - 15	6	1,609,367	0.2	6.95	74.2	668
16 - 18	16	3,721,093	0.5	7.08	81.2	609
19 - 21	1,351	320,128,957	39.2	7.07	80.8	624
22 - 24	1,907	409,623,228	50.2	7.06	78.9	634
25 - 27	1	220,096	0.0	7.26	53.5	549
28 - 30	7	948,430	0.1	7.21	83.3	627
31 - 33	74	17,018,757	2.1	6.94	78.9	638
34 - 36	178	37,746,123	4.6	7.03	79.1	645
37 >=	45	11,686,859	1.4	6.79	76.3	658
Total:	3,697	816,251,992	100	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.25 - 11.50	98	28,746,786	3.5	5.81	79.3	662
11.51 - 12.00	198	56,196,160	6.9	6.06	79.6	657
12.01 - 12.50	421	105,962,054	13.0	6.38	78.2	654
12.51 - 13.00	745	176,975,227	21.7	6.68	78.8	642
13.01 - 13.50	579	129,728,737	15.9	7.02	78.7	628
13.51 - 14.00	528	119,742,367	14.7	7.33	80.4	621
14.01 - 14.50	341	72,254,278	8.9	7.59	79.8	609
14.51 - 15.00	350	64,881,262	7.9	8.02	82.1	612
15.01 - 15.50	147	23,911,040	2.9	8.46	82.6	600
15.51 - 16.00	125	21,037,159	2.6	8.91	81.4	586
16.01 - 16.50	60	7,635,469	0.9	9.35	83.1	560
16.51 - 17.00	43	4,275,871	0.5	10.12	77.6	567
17.01 - 17.50	23	1,838,120	0.2	10.36	80.2	561
17.51 - 18.00	14	1,696,279	0.2	10.84	74.7	521
18.01 - 21.20	25	1,371,181	0.2	12.28	72.9	561
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	836,700	0.1	6.51	77.5	669
4.51 - 5.50	85	24,269,304	3.0	5.47	75.9	666
5.51 - 6.00	281	79,242,767	9.7	5.88	77.3	650
6.01 - 6.50	535	139,722,223	17.1	6.37	77.6	649
6.51 - 7.00	869	211,125,845	25.9	6.82	79.4	640
7.01 - 7.50	641	141,448,752	17.3	7.29	80.4	625
7.51 - 8.00	574	116,137,923	14.2	7.79	81.9	615
8.01 - 8.50	269	44,275,522	5.4	8.30	82.4	591
8.51 - 9.00	215	34,337,709	4.2	8.76	83.0	589
9.01 - 9.50	87	11,824,125	1.4	9.27	80.7	567
9.51 - 10.00	54	6,078,519	0.7	9.83	76.1	561
10.01 - 10.50	26	2,178,109	0.3	10.29	80.0	557
10.51 - 11.00	26	3,098,088	0.4	10.76	74.8	536
11.01 - 11.50	11	668,977	0.1	11.24	79.7	604
11.51 - 12.00	5	285,483	0.0	11.86	75.4	528
12.01 - 12.50	5	264,964	0.0	12.40	68.0	550
12.51 - 14.58	10	456,982	0.1	13.39	70.6	554
Total:	3,697	816,251,992	100.0	7.08	79.6	630

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	7	1,560,715	0.2	6.87	74.0	615
1.50	68	19,291,969	2.4	6.72	78.5	642
2.00	1,060	277,914,611	34.0	7.02	80.9	630
3.00	2,562	517,484,697	63.4	7.13	79.0	630
Total:	3,697	816,251,992	100.0	7.08	79.6	630

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,689	346,666,632	42.5	6.98	78.9	640
1.50	1,260	278,446,644	34.1	7.21	81.7	624
2.00	748	191,138,716	23.4	7.11	77.7	621
Total:	3,697	816,251,992	100.0	7.08	79.6	630

.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	2,532	491,062,038	60.2	7.35	79.6	616
24	26	6,972,607	0.9	6.74	80.0	640
36	6	2,539,249	0.3	6.98	82.6	643
60	1,035	288,934,311	35.4	6.68	79.3	652
120	98	26,743,787	3.3	6.68	80.7	659
Total:	3,697	816,251,992	100.0	7.08	79.6	630